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ANTE5, INC. _____________________________________________________________ (Name of Registrant As Specified In Its Charter)

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ANTE5, INC.
10275 Wayzata Boulevard, Suite 310
Minnetonka, Minnesota 55305

NOTICE OF ACTION TO BE TAKEN BY
THE SHAREHOLDERS

MAY 4, 2011

To The Shareholders of Ante5, Inc.

Bradley Berman, as an individual and as the Chief Executive Officer of Ante5, Inc., Lyle Berman, and Steven Lipscomb (collectively, the “Majority Shareholders”) are entitled to vote of a total of 23,146,358 shares or approximately 60% of the total issued and outstanding stock of Ante5, Inc., a Delaware corporation.  The Majority Shareholders intend to adopt a resolution by written consent in lieu of a meeting pursuant to the General Corporation Law of the State of Delaware in order to adopt the following resolutions:

1.
Authorize our officers and directors to cause us to (1) convert from a Delaware corporation into a Nevada corporation, (2) increase the number of shares of our authorized common stock from 100,000,000 to 480,000,000, while maintaining the number of authorized shares of our preferred stock at 20,000,000, (3) change our name to Ante5 Oil & Gas, Inc., and (4) adopt Articles of Incorporation for Nevada.

2.	Ratify the adoption of the 2010 Stock Incentive Plan for the directors, officers, employees and key consultants of Ante5, Inc., effective June 10, 2010, as amended.

Bradley Berman, Chief Executive Officer

___________

WE ARE NOT ASKING YOU FOR A CONSENT OR A PROXY AND YOU
ARE REQUESTED NOT TO SEND US A PROXY.

___________

ANTE5, INC.
10275 Wayzata Boulevard, Suite 310
Minnetonka, Minnesota 55305

MAY 4, 2011

SHAREHOLDERS ACTION

The Majority Shareholders submitted their consents to the shareholder resolutions described in this Information Statement on or about February 28, 2011 to be effective upon satisfaction by Ante5, Inc. of all applicable filing and notification requirements of the Securities and Exchange Commission.  As of February 28, 2011, the Majority Shareholders were entitled to vote of record 23,146,358 shares of our common stock, par value $0.001 per share, or approximately 60% of the total issued and outstanding common stock of Ante5, Inc.  The remaining outstanding shares of common stock are held of record by approximately 1,914 other shareholders, not including shares held in “street name” in brokerage accounts which is unknown.

The Majority Shareholders consist of Bradley Berman, our Chairman and Chief Executive Officer, as an individual and as the Chief Executive Officer of Ante5, Inc., Lyle Berman, a former director of Ante5, Inc., and Steven Lipscomb, a former director and executive officer of Ante5, Inc.

Holders of the common stock of record as of May 5, 2011 are entitled to submit their consent to the shareholder resolutions described in this information statement, although no shareholder consents other than that of the Majority Shareholders are required to be submitted in order for the resolution to be adopted.

We are not soliciting consents or proxies and shareholders have no obligation to submit either of them.  Whether or not shareholders submit consents should not affect their rights as shareholders or the prospects of the proposed shareholder resolutions being adopted.  The Majority Shareholders will consent to all of the shareholder resolutions described in this information statement.  Other shareholders who desire to submit their consents must do so by June 4, 2011 and once submitted will not be revocable.  The affirmative vote of the holders of a majority of the outstanding common stock of Ante5, Inc. is required to adopt the resolutions described in this information statement.  Delaware law does not require that the proposed transactions be approved by a majority of the disinterested shareholders.  A total of 38,878,265 shares of common stock will be entitled to vote on our proposed transactions described in this information statement.

We Are Not Asking You for a Proxy and You are Requested Not to Send Us a Proxy.

THE COMPANY AND THE TRANSACTIONS

Proposed Shareholder Action

Our executive offices are located at 10275 Wayzata Boulevard, Suite 310, Minnetonka, Minnesota 55305, and our telephone number is (952) 426-1241.  As described in the accompanying NOTICE OF ACTION TO BE TAKEN BY THE SHAREHOLDERS, we propose to (1) convert from a Delaware corporation into a Nevada corporation, (2) change our name to Ante5 Oil & Gas, Inc., (3) adopt Articles of Incorporation for Nevada, (4) increase the number of shares of our authorized common stock from 100,000,000 to 480,000,000, while maintaining the number of authorized shares of our preferred stock at 20,000,000,  and (5) ratify the adoption of the 2010 Stock Incentive Plan for the directors, officers, employees and key consultants of Ante5, Inc., effective June 10, 2010, as amended.  Our shareholders do not have dissenter’s rights with respect to our reincorporation via conversion.

Conversion from a Delaware Corporation into a Nevada Corporation.  Our board of directors voted unanimously to convert us from a Delaware corporation into a Nevada corporation.  Our board believes that our conversion into a Nevada corporation is necessary in order to reduce the annual costs of being incorporated by reducing our franchise taxes.  We are not expected to experience a material tax consequence as a result of converting from a Delaware corporation into a Nevada corporation.  A copy of the Delaware Certificate of Conversion approved by our board is attached to this information statement as Exhibit A.  A copy of the Nevada Articles of Conversion approved by our board is attached to this information statement as Exhibit B.

Changing our name from Ante5, Inc. to Ante5, Oil & Gas, Inc.  Our board of directors voted unanimously to change our name from Ante5, Inc. to Ante5 Oil & Gas, Inc.  Our board of directors believes that changing our name from Ante5, Inc. to Ante5 Oil & Gas, Inc. is appropriate because the name Ante5 Oil & Gas, Inc. more accurately reflects our business focus, which is centered on the exploration, production and development of oil and gas reserves.

Nevada Articles of Incorporation.  Our board of directors voted unanimously to adopt new Nevada Articles of Incorporation for us in conjunction with our conversion into a Nevada corporation.  Under Nevada law we must adopt Nevada Articles of Incorporation as part of our conversion into a Nevada corporation.  A copy of the Nevada Articles of Incorporation approved by our board is attached to this information statement as Exhibit C.

Our Nevada Articles of Incorporation will increase the number of authorized shares of our common stock from 100,000,000 to 480,000,000 shares because our board of directors believes that increasing the number of authorized shares of common stock will allow us to raise the capital necessary for us to grow our business or to acquire other businesses in the future, which may require us to issue a significant number of additional shares of our common stock.  The number of our authorized shares of preferred stock will remain at 20,000,000.

The primary consequences resulting from the increase in the total number of our authorized shares of common stock from 100,000,000 to 480,000,000 are (1) there is a greater risk to our existing shareholders that their ownership in us could be significantly diluted through the issuance of additional common stock by us, (2) neither the consent of our shareholders nor any other action by our shareholders is required as a condition to our board of directors causing us to issue additional common stock in the future, and our board of directors can authorize such issuances at any time without consulting our shareholders, and (3) the increase in authorized shares may make it more difficult for our company to be acquired by another company, person or group, or for a take-over of us to be successful.

We currently do not have specific plans to issue additional shares of our common stock except, in general, to (a) pay all or a portion of the purchase price of additional oil and gas mineral leases or other assets that we may acquire in the future, which have not yet been specifically identified, except for a total of 3,697,847 additional shares of common stock specifically designated to be issued by us as part of the purchase prices of additional oil and gas mineral leases to be acquired by us under those certain Asset Purchase Agreements, dated April 27, 2011, when the closing of those agreements occur, (b) raise additional capital for the company in the future in private placements or public offerings, the terms and timing of which have not yet been determined, and (c) upon the exercise of convertible securities such as our outstanding stock options and other stock options, warrants and convertible securities that we may grant and issue in the future.

We do not expect to experience a material tax consequence as a result of adopting new Articles of Incorporation.  Increasing the number of authorized shares of our common stock may, however, subject our existing shareholders to future dilution of their ownership in us.

2010 Stock Incentive Plan for the Directors, Officers, Employees and Key Consultants of Ante5, Inc.  Our board of directors voted unanimously to adopt the 2010 Stock Incentive Plan for the directors, officers, employees and key consultants of Ante5, Inc., as amended, effective on June 10, 2010 and amended on February 22, 2011 (the “Plan”).  Our board believes that the adoption of the Plan will be critical to us attracting, retaining, and motivating employees and other eligible persons.

A summary of the principal provisions of the Plan are set forth in the following paragraphs.  The summary is not necessarily complete, and reference is made to the full text of the Plan attached as Exhibit D to this information statement.  Capitalized terms used, but not defined herein, have the same meaning as set forth in the Plan.

Types of Awards. The Plan allows any of the following types of awards, to be granted alone or in tandem with other awards:

Stock Options. Stock options granted under the Plan may be either incentive stock options (“ISOs”), which are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonstatutory stock options (“NSOs”), which are not intended to meet those requirements. Award agreements for stock options may include rules for exercise of the stock options after termination of service.  Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement.

Stock Appreciation Rights. A stock appreciation right entitles the grantee to receive, with respect to a specified number of shares of common stock, any increase in the value of the shares from the date the award is granted to the date the right is exercised.  Under the Plan, all stock appreciation rights must be settled in common stock except as provided by the Committee.  Award agreements for stock appreciation rights may include rules for exercise of the stock appreciation rights after termination of service.

Stock Awards and Restricted Stock. A stock award consists of the transfer by us to a grantee of shares of our common stock, without other payment for it, as additional compensation for services to us.  Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions.  If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited or will be repurchased by us at the lower of the stock’s fair market value or issuance price if the restricted stock was originally purchased by the grantee.  During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply.

Performance Shares. A performance share consists of an award of common stock to a participant based upon the achievement of performance objectives determined by the Committee.

Administration. The Plan will be administered by our board of directors and our compensation committee (“Committee”).  The Committee will at all times be composed of not less than two members of the board of directors who are not our employees or consultants.  The Plan gives the Committee discretion, subject in certain cases to approval of our full board of directors, to make awards under the Plan, to set the terms of award agreements (including the type and amount of any award), to establish rules for the interpretation and administration of the Plan, and to make other determinations and take other actions consistent with the terms and purposes of the Plan.

Eligibility. Any officer, employee, or director of, or consultant or other independent contractor for us or any of our subsidiaries will be eligible to receive awards under the Plan.

Shares Available for Awards.  The Plan authorizes 6,000,000 shares of our common stock to be reserved for awards under the Plan. In addition, on each anniversary of the Plan’s effective date on or before the fifth anniversary of the effective date of the Plan (i.e., June 10, 2010), the aggregate number of shares of our common stock available for issuance under the Plan will be increased by the lesser of (a) 5% of the total number of shares of our common stock authorized but not issued under the Plan as of the December 31 immediately preceding the anniversary of the effective date of the Plan, (b) 300,000 shares, or (c) a lesser number of shares of our common stock as our board, in its sole discretion, determines.  In general, shares reserved for awards that lapse or are cancelled will be added back to the pool of shares available for awards under the Plan.  In any year, an eligible employee, consultant, or director may receive awards with respect to no more than 1,100,000 shares. If an award is to be settled in a medium other than common stock, the number of shares on which the award is based will count toward the limit.  In response to certain extraordinary events (such as merger, exchange, reorganization, or liquidation), the Committee may provide for cash payments or award substitutions to reflect consideration received by stockholders.

Vesting and Performance Objectives. Awards under the Plan are forfeitable until they become vested.  An award will become vested only if the vesting conditions set forth in the award agreement (as determined by the Committee) are satisfied.  The vesting conditions may include performance of services for a specified period, achievement of performance objectives, or a combination of both criteria.  Performance objectives selected by the Committee as vesting conditions will be based on one or more of the following performance measures: net earnings or net income (before or after taxes); earnings per share; net sales or revenue growth; net operating profit; return measures (including, but not limited to, return on assets, capital, equity, sales, or revenue); cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); earnings before or after taxes, interest, depreciation, and/or amortization; gross or operating margins; productivity ratios; share price (including, but not limited to, growth measures and total shareholder return); expense targets; margins; operating efficiency; market share; working capital targets; cash value added; economic value added; market penetration; and product introductions, in each case determined in accordance with generally accepted accounting principles subject to modifications approved by the Committee) consistently applied on a business unit, divisional, subsidiary or consolidated basis or any combination of those levels.

Change In Control.  Any stock option or restricted stock award granted to any participant under the Plan that would have become vested upon continued employment by the grantee will immediately vest in full and become exercisable upon a change in control as that term is defined in the Plan.

Nontransferability. In general, awards under the Plan may not be assigned or transferred except by will or the laws of descent and distribution.  The Committee may, however, allow the transfer of NSOs to members of a Plan participant’s immediate family or to a trust, partnership, or corporation in which the parties in interest are limited to the participant and members of the participant’s immediate family.

Amendment and Termination. Our board of directors may amend, alter, suspend, or terminate the Plan at any time.  If necessary to comply with any applicable law (including stock exchange rules), we will first obtain stockholder approval.  Amendments, alterations, suspensions, and termination of the Plan generally may not impair a participant’s (or a beneficiary’s) rights under an outstanding award.  The rights may, however, be impaired if necessary to comply with an applicable law or accounting principles (including a change in the law or accounting principles) pursuant to a written agreement with the participant.

Duration. Unless it is terminated sooner, the Plan will terminate upon the earlier of June 10, 2020 or the date all shares available for issuance under the Plan have been issued and vested.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the names of our executive officers and directors and all persons known by us to beneficially own 5% or more of the issued and outstanding common stock of Ante5 at March 28, 2011.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission.  In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of March 28, 2011 are deemed outstanding even if they have not actually been exercised.  Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.  The percentage ownership of each beneficial owner is based on 38,798,576 outstanding shares of common stock as of March 28, 2011.  Except as otherwise listed below, the address of each person is c/o ante5, Inc., 10275 Wayzata Blvd. Suite 310, Minnetonka, Minnesota 55305.  Except as indicated, each person listed below has sole voting and investment power with respect to the shares set forth opposite such person’s name as of March 28, 2011.

Name, Title, and Address of Stockholder	Number of Shares Beneficially Owned (1)	Percentage Ownership

Bradley Berman, Chief Executive Officer and Chairman	5,993,321(2)	15.5%

Joshua Wert, Chief Operating Officer and Corporate Secretary	24,287	*

James Moe, Chief Financial Officer	0	0%

Morris Goldfarb, Director	1,000,000	2.6%

Benjamin Oehler, Director	0	0%

All Current Directors and Executive Officers as a Group (5 persons)	7,017,608(3)	18.1%

Steven Lipscomb	2,092,385(4)	5.4%

Lyle Berman	2,468,801(5)	6.4%

Neil Sell	3,886,335(6)	10.0%

Twin City Technical, LLC P.O. Box 2323, Bismark North Dakota 58502	3,047,138(7)	7.9%

Irish Oil & Gas, Inc. P.O. Box 2356, Bismark North Dakota 58502	3,047,137(7)	7.9%

_______________________

*Indicates beneficial ownership of less than 1%.

(1)
Except as pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned.  The total number of issued and outstanding shares and the total number of shares owned by each person does not include unexercised warrants and stock options, and is calculated as of March 28, 2011.

(2)
Includes 24,000 shares which may be purchased pursuant to stock options that are exercisable within 60 days of March 28, 2011.  Includes 637,217 shares held by certain trusts for the children of Mr. Bradley Berman.  Includes 163,500 shares owned by Mr. Bradley Berman’s wife.

(3)
Does not include a total of 12,964,568 additional shares over which our board of directors has voting but not dispositive power as a result of voting agreements between us and certain other shareholders.

(4)
Includes 125,000 shares which may be purchased pursuant to stock options that are exercisable within 60 days of March 28, 2011.  Does not include 304,415 shares held by certain trusts for the children of Mr. Steve Lipscomb, the trustee for which is Mr. Adam Pliska.

(5)
Includes 24,000 shares which may be purchased pursuant to stock options that are exercisable within 60 days of March 28, 2011.  Does not include 3,717,313 shares held by trusts for the children of Mr. Lyle Berman, the trustee for which is Mr. Neil Sell.

(6)
Includes 169,022 shares owned by Mr. Sell, individually, and an aggregate of 3,717,313 shares owned by certain trusts for the benefit of Mr. Lyle Berman’s children, for which Mr. Sell is the trustee.  Does not include 19,000 shares held by Mr. Sell’s spouse, for which Mr. Sell disclaims beneficial ownership.

(7)
These companies sold oil and gas properties to us in transactions from November 2010 to March 2011 and, as part of the purchase price for these properties, were issued these shares of common stock by us.  We may purchase additional oil and gas properties from these companies in the future, for which we may issue additional shares of our common stock.

Executive Compensation

Compensation Discussion and Analysis.  The following Compensation Discussion and Analysis describes the material elements of compensation for our executive officers identified in the Summary Compensation Table (“Named Executive Officers”), and executive officers that we may hire in the future.  As more fully described below, our board’s compensation committee reviews and recommends policies, practices, and procedures relating to the total direct compensation of our executive officers, including the Named Executive Officers, and the establishment and administration of certain of our employee benefit plans to our board of directors.

Compensation Program Objectives and Rewards.  Our compensation philosophy is based on the premise of attracting, retaining, and motivating exceptional leaders, setting high goals, working toward the common objectives of meeting the expectations of customers and stockholders, and rewarding outstanding performance. Following this philosophy, we consider all relevant factors in determining executive compensation, including the competition for talent, our desire to link pay with performance, the use of equity to align executive interests with those of our stockholders, individual contributions, teamwork, and each executive’s total compensation package.  We strive to accomplish these objectives by compensating all executives with compensation packages consisting of a combination of competitive base salary and incentive compensation.

The compensation received by our Named Executive Officers is based primarily on the levels at which we can afford to retain them and their responsibilities and individual contributions.  Our compensation policy also reflects our strategy of minimizing general and administration expenses and utilizing independent professional consultants.  To date, we have not applied a formal compensation program to determine the compensation of the Named Executives Officers.  In the future, our compensation committee and board of directors expect to apply the compensation philosophy and policies described in this information statement.

The primary purpose of the compensation and benefits we consider is to attract, retain, and motivate highly talented individuals who will engage in the behavior necessary to enable us to succeed in our mission, while upholding our values in a highly competitive marketplace.  Different elements are designed to engender different behaviors, and the actual incentive amounts which may be awarded to each Named Executive Officer are subject to the annual review of our compensation committee who will make recommendations regarding compensation to our board of directors.  The following is a brief description of the key elements of our planned executive compensation structure.

•	Base salary and benefits are designed to attract and retain employees over time.
•	Incentive compensation awards are designed to focus employees on the business objectives for a particular year.
•
Equity incentive awards, such as stock options and non-vested stock, focus executives’ efforts on the behaviors within the recipients’ control that they believe are designed to ensure our long-term success as reflected in increases to our stock prices over a period of several years, growth in our profitability and other elements.

•
Severance and change in control plans are designed to facilitate a company’s ability to attract and retain executives as we compete for talented employees in a marketplace where such protections are commonly offered.  We currently have not given separation benefits to any of our Name Executive Officers.

Benchmarking.  We have not yet adopted benchmarking but may do so in the future.  When making compensation decisions, our compensation committee and board of directors may compare each element of compensation paid to our Named Executive Officers against a report showing comparable compensation metrics from a group that includes both publicly-traded and privately-held companies.  Our board believes that while such peer group benchmarks are a point of reference for measurement, they are not necessarily a determining factor in setting executive compensation.  Each executive officer’s compensation relative to the benchmark varies based on the scope of responsibility and time in the position.  We have not yet formally established our peer group for this purpose.

The Elements of Ante5’s Compensation Program

Base Salary. Executive officer base salaries are based on job responsibilities and individual contribution.  Our compensation committee and board of directors review the base salaries of our executive officers, including our Named Executive Officers, considering factors such as corporate progress toward achieving objectives (without reference to any specific performance-related targets) and individual performance experience and expertise.  None of our Named Executive Officers have employment agreements with us.  Additional factors reviewed by our compensation committee and board of directors in determining appropriate base salary levels and raises include subjective factors related to corporate and individual performance.  For the year ended December 31, 2010, all executive officer base salary decisions were approved by the board of directors.

Our compensation committee determines and then recommends to the whole board base salaries for the Named Executive Officers at the beginning of each fiscal year.  The compensation committee proposes new base salary amounts, if appropriate, based on its evaluation of individual performance and expected future contributions.  The board of directors then approves base salary amounts for the fiscal year.  We do not have a 401(k) Plan, but if we adopt one in the future, base salary would be the only element of compensation that would be used in determining the amount of contributions permitted under the 401(k) Plan.

Incentive Compensation Awards. The Named Executives have not been paid bonuses and our compensation committee has not yet recommended a formal compensation policy for the determination of bonuses.  If our revenue grows and bonuses become affordable and justifiable, we expect to use the following parameters in justifying and quantifying bonuses for our Named Executive Officers and other officers of Ante5: (1) the growth in our revenue, (2) the growth in our earnings before interest, taxes, depreciation and amortization, as adjusted (“EBITDA”), and (3) our stock price.  The board has not adopted specific performance goals and target bonus amounts, but may do so in the future.

Equity Incentive Awards. Effective June 10, 2010, as amended on February 22, 2011, our board of directors adopted the Ante5, Inc. 2010 Stock Incentive Plan under which a total of 6,000,000 shares of our common stock have been reserved for issuance as restricted stock or pursuant to the grant and exercise of stock options.  Our 2010 Stock Incentive Plan has been approved by the holders of a majority of our outstanding shares, subject to the completion of our compliance with applicable securities laws and regulations relating to notice and disclosure.  We believe equity incentive awards motivate our employees to work to improve our business and stock price performance, thereby further linking the interests of our senior management and our stockholders.  The board considers several factors in determining whether awards are granted to an executive officer, including those previously described, as well as the executive’s position, his or her performance and responsibilities, and the amount of options or other awards, if any, currently held by the officer and their vesting schedule.  Our policy prohibits backdating options or granting them retroactively.

Benefits and Prerequisites. At this stage of our business we have limited benefits and no prerequisites for our employees other than health insurance and vacation benefits that are generally comparable to those offered by other small private and public companies or as may be required by applicable state employment laws.  We do not have a 401(k) Plan or any other retirement plan for our Named Executive Officers.  We may adopt these plans and confer other fringe benefits for our executive officers in the future.

Separation and Change in Control Arrangements. We do not have any employment agreements with our Named Executive Officers or any other executive officer or employee of Ante5.  None of them are eligible for specific benefits or payments if their employment or engagement terminates in a separation or if there is a change of control.

Executive Officer Compensation. The following table sets forth the total compensation paid in all forms to the executive officers and directors of Ante5 during the periods indicated:

Summary Compensation Table
Name and Principal Position	Year	Salary	Bonus	Option Awards	Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total

Bradley Berman, Chief Executive Officer	2010	$6,250	$-0-	$864,658	$-0-	$-0-	$-0-	$870,908

Steve Lipscomb, Former Chief Executive Officer, President, and Chief Financial Officer (1)	2010	$29,167	$-0-	$19,475	$-0-	$-0-	$-0-	$48,642

Joshua Wert, Chief Operating Officer(2)	2010	$7,661	$-0-	$407,870	$-0-	$-0-	$-0-	$415,531

Officers as a Group	2010	$42,078	$-0-	$1,292,003	$-0-	$-0-	$-0-	$1,335,081
_______________________

(1)
Effective November 12, 2010, Mr. Lipscomb voluntarily resigned as the chairman of the board of directors of ante5 and as our chief executive officer, president, chief financial officer, and corporate secretary, but remained as an independent consultant to us with the same compensation arrangement that he had with us as an executive officer.

(2)	Joshua Wert was also our interim chief financial officer from November 15, 2010 to March 14, 2011.

Employment Agreements.  We have not entered into any employment agreements with its executive officers to date.  We may enter into employment agreements with them in the future.

Outstanding Equity Awards.  The following table sets forth information with respect to unexercised stock options, stock that has not vested, and equity incentive plan awards held by our executive officers at December 31, 2010.

Option Awards

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Bradley Berman, Chief Executive	12,000	0	$0.51	August 9, 2014
Officer	4,000	0	$0.29	May 30, 2017
	4,000	0	$0.08	May 22, 2018
	4,000	0	$0.05	May 20, 2019
	0	100,000	$0.30	April 25, 2020
	0	1,000,000	$1.00	November 11, 2020

Steve Lipscomb, Former Chief	125,000	0	$0.03	February 20, 2019
Executive Officer, President, and Chief Financial Officer(1)	0	100,000	$0.30	April 25, 2020

Joshua Wert, Chief Operating Officer(2)	0	500,000	$1.00	November 14, 2020
_______________________

(1)
Effective November 12, 2010, Mr. Lipscomb voluntarily resigned as the chairman of the board of directors of ante5 and as our chief executive officer, president, chief financial officer, and corporate secretary, but remained as an independent consultant to us with the same compensation arrangement that he had with us as an executive officer.

(2)	Joshua Wert was also our interim chief financial officer from November 15, 2010 to March 14, 2011.

Option Exercises and Stock Vested. None of our executive officers exercised any stock options or acquired stock through vesting of an equity award during the fiscal year ended December 31, 2010.

Director Compensation.  The following table summarizes the compensation paid or accrued by us for the year ended December 31, 2010 to our directors.

Director Compensation Table

Name	Fees Earned or Paid in Cash	Stock Award	Option Awards(1)	Non-Equity Incentive Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All other Compensations	Total

Morris Goldfarb	$0	$0	$84,518(2)	$0	$0	$0	$84,518

Benjamin Oehler	$0	$0	$82,558(3)	$0	$0	$0	$82,558
_______________________

(1)
Does not include 100,000 stock options to purchase up to 100,000 shares of our common stock granted to Mr. Lyle Berman on April 26, 2010.  Those options expired upon Mr. Lyle Berman’s voluntary resignation as a director on November 12, 2010.

(2)
Effective November 12, 2010, we granted to Mr. Goldfarb 100,000 stock options to purchase up to 100,000 shares of our common stock at an exercise price of $1.00 per share, exercisable until November 12, 2020, vesting according to the following schedule: none on the date of grant, 33,334 on November 12, 2011, 33,333 on November 12, 2012, and 33,333 on November 12, 2013.  The value of these option awards was calculated utilizing the Black-Scholes Pricing Method.

(3)
Effective November 16, 2010, we granted to Mr. Oehler 100,000 stock options to purchase up to 100,000 shares of our common stock at an exercise price of $1.00 per share, exercisable until November 16, 2020, vesting according to the following schedule: none on the date of grant, 33,334 on November 16, 2011, 33,333 on November 16, 2012, and 33,333 on November 16, 2013.  The value of these option awards was calculated utilizing the Black-Scholes Pricing Method.

Additional Information

Additional information regarding the Company, its business, its capital stock, and its financial condition are included in the Company’s Form 10-K annual report and its Form 10-Q quarterly reports.  Copies of the Company’s Form 10-K for its fiscal year ending December 31, 2010 as well as the Company’s Form 10-Q for the quarters ending June 30, 2010 and September 30, 2010 are available upon request to: Bradley Berman, Chief Executive Officer, Ante5, Inc., 10275 Wayzata Boulevard, Suite 310, Minnetonka, Minnesota 55305.

OTHER MATTERS

The Board of Directors of the Company is not aware that any matter other than those described in this Information Statement is to be presented for the consent of the shareholders.

UPON WRITTEN REQUEST BY ANY SHAREHOLDER TO BRADLEY BERMAN, CHIEF EXECUTIVE OFFICER OF THE COMPANY, AT ANTE5, INC., 10275 WAYZATA BOULEVARD, SUITE 310, MINNETONKA, MINNESOTA 55305, TELEPHONE (952) 426-1241.  A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K WILL BE PROVIDED WITHOUT CHARGE.

EXHIBIT A

CERTIFICATE OF CONVERSION
FROM A DELAWARE CORPORATION TO A NON-DELAWARE ENTITY

STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A DELAWARE CORPORATION
TO A NON-DELAWARE ENTITY
PURSUANT SECTION 266 OF THE
GENERAL CORPORATION LAW

1.) The name of the Corporation is Ante5, Inc. ______________________________.

(If changed, the name under which it's certificate of incorporation was originally filed was ______________________________.)

2.) The date of filing of its original certificate of incorporation with the Secretary of State is April 9, 2010.

3.) The jurisdiction to which the corporation shall convert to is Nevada and the name under which the entity shall be known as is Ante5 Oil & Gas, Inc..

4.) The conversion has been approved in accordance with this section;

5.) The corporation may be served with process in the State of Delaware in any action, suit or proceeding for enforcement of any obligation of the corporation arising while it was a corporation of the State of Delaware, and that it irrevocably appoints the Secretary of State as its agent to accept service of process in any such action, suit or proceeding.

6.) The address to which a copy of the process shall be mailed to by the Secretary of State is

10275 Wayzata Boulevard, Suite 310
Minnetonka, Minnesota 55305

In Witness Whereof, the undersigned have executed this Certificate of Conversion on this __________ day of __________, A.D. __________.

By: ______________________________
Authorized Officer

Name: Bradley Berman, CEO
Print or Type Name and Title

EXHIBIT B

NEVADA ARTICLES OF CONVERSION

140301

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Conversion

(PURSUANT TO NRS 92A.205)

Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion
(Pursuant to NRS 92A.205)

1. Name and jurisdiction of organization of constituent entity and resulting entity:

Ante5, Inc
Name of constituent entity

Delaware
Jurisdiction

Corporation
Entity type *

and,

Ante5 Oil & Gas, Inc.
Name of resulting entity

Nevada
Jurisdiction

Corporation
Entity type *

2. A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3. Location of plan of conversion: (check one)

☐ The entire plan of conversion is attached to these articles.

☒ The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.

☐ The complete executed plan of conversion for the resulting domestic limited *partnership is* on file at the records office required by NRS 88.330.

* corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust .

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Conversion

(PURSUANT TO NRS 92A.205)

Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

4. Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):

Attn:

c/o:

5. Effective date of conversion (optional) (not to exceed 90 days after the articles are filed pursuant to NRS 92A.240)*

6. Signatures - must be signed by:

1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87).

2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.

Arte5, Inc.

Name of *constituent* entity

X

Signature	Title	Date
	Chief Executive Officer	

* Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date. **This statement must be included within the resulting entity's articles.**

FILING FEE: $350.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Conversion Page 2
Revised: 10-16-09

Reset

EXHIBIT C

NEVADA ARTICLES OF INCORPORATION

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	Ante5 Oil & Gas, Inc.
2. Registered Agent for Service of Process: (check only one box)	[X] Commercial Registered Agent: Paracorp Incorporated (Name) [ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below) Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity: Street Address: ____ City: ____ Nevada Zip Code: ____ Mailing Address (if different from street address): ____ City: ____ Nevada Zip Code: ____
3. Authorized Stock: (number of shares corporation is authorized to issue)	Number of shares *with par value:* 480M cmn/20M pef · Par value per share: $ 0.001 · Number of shares *without par value:* ____
4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)	1) Bradley Berman (Name) 10275 Wayzata Boulevard, Suite 310 (Street Address) · Minnetonka (City) · MN (State) · 55305 (Zip Code) 2) Morris Goldfarb (Name) 10275 Wayzata Boulevard, Suite 310 (Street Address) · Minnetonka (City) · MN (State) · 55305 (Zip Code)
5. Purpose: (optional; see instructions)	*The purpose of the corporation shall be:* to engage in any lawful act or activity for which corporations may be organized under NV law.
6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)	Bradley Berman (Name) · X ____ (Incorporator Signature) 10275 Wayzata Boulevard, Suite 310 (Address) · Minnetonka (City) · MN (State) · 55305 (Zip Code)
7. Certificate of Acceptance of Appointment of Registered Agent:	*I hereby accept appointment as Registered Agent for the above named Entity.* X ____ Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity · May , 2011 (Date)

This form must be accompanied by appropriate fees.

Nevada Secretary of State NRS 78 Articles
Revised: 4-10-09

Articles of Incorporation, page 2
Ante5 Oil & Gas, Inc.

Article 4

ADDITIONAL DIRECTOR

Benjamin S. Oehler, Director 10275 Wayzata Boulevard, Suite 310 Minnetonka, Minnesota 55305

Article 8

A.           Capitalization. The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is Five Hundred Million (500,000,000) shares, consisting of (a) Four Hundred Eighty Million (480,000,000) shares of Common Stock, par value $0.001 per share (“Common Stock”), and (b) Twenty Million (20,000,000) shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”).

B.           Preferred Stock. The Board of Directors of the Corporation (the “Board of Directors”) is authorized to provide, by resolution, for one or more series of Preferred Stock to be comprised of authorized but unissued shares of Preferred Stock.  Except as may be required by law, the shares in any series of Preferred Stock need not be identical to any other series of Preferred Stock. Before any shares of any such series of Preferred Stock are issued, the Board of Directors shall fix, and is hereby expressly empowered to fix, by resolution, the rights, preferences and privileges of, and qualifications, restrictions and limitations applicable to, such series.

The Board of Directors is authorized to increase the number of shares of the Preferred Stock designated for any existing series of Preferred Stock by a resolution adding to such series authorized and unissued shares of the Preferred Stock not designated for any other series of Preferred Stock. The Board of Directors is authorized to decrease the number of shares of the Preferred Stock designated for any existing series of Preferred Stock by a resolution, subtracting from such series unissued shares of the Preferred Stock designated for such series.

C.           Common Stock.

1.           Except as otherwise required by law, and subject to any special voting rights which may be granted to any additional series of Preferred Stock in the Board of Directors resolutions which create such series, each holder of Common Stock shall be entitled to one vote for each share of Common Stock standing in such holder’s name on the records of the Corporation on each matter submitted to a vote of the stockholders. Holders of Common Stock shall not have the right to cumulative voting in the election of directors of the Corporation.

2.           Subject to the rights of the holders of the Preferred Stock if any, the holders of the Common Stock shall be entitled to receive such dividends and other distributions, in cash, securities or property of the Corporation, as may be declared thereon from time to time by the Board of Directors, out of the assets and funds of the Corporation legally available therefor.

D.           General.

1.           Subject to the foregoing provisions of these Articles of Incorporation, the Corporation may issue shares of its Preferred Stock and Common Stock from time to time for such consideration (in any form, but not less in value than the par value thereof) as may be fixed by the Board of Directors, which is expressly authorized to fix such consideration in its absolute and uncontrolled discretion subject to the foregoing conditions. Shares of Preferred Stock or Common Stock so issued for which the consideration shall have been paid or delivered to the Corporation shall be deemed fully paid stock and shall not be subject to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payments in respect of such shares.

2.           The Corporation shall have authority to create and grant rights and options entitling their holders to purchase or otherwise acquire shares of any class or series of the Corporation’s capital stock or other securities of the Corporation, and such rights and options shall be evidenced by instruments approved by the Board of Directors. The Board of Directors shall be empowered to set the exercise price, duration, times for exercise and other terms of such options or rights; provided, however, that the consideration to be received (which may be in any form permitted by the Board of Directors) for any shares of capital stock subject thereto shall have a value not less than the par value thereof.

Article 9

The management of the business and the conduct of the affairs of the Corporation shall be vested in the Board of Directors of the Corporation. The number of directors which shall constitute the entire Board of Directors shall be fixed by, or in the manner provided in, the Bylaws of the Corporation, subject to any restrictions that may be set forth in these Articles of Incorporation.

Article 10

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind the Bylaws of the Corporation; provided, however, that the stockholders may change or repeal any Bylaw adopted by the Board of Directors by the affirmative vote of the percentage of holders of capital stock as set forth in the Bylaws.

Article 11

The election of directors at an annual or special meeting of stockholders of the Corporation need not be by written ballot unless the Bylaws of the Corporation shall so provide.

Article 12

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or an officer of the Corporation against expenses (including, without limitation, attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred thereby in connection with such action, suit or proceeding to the fullest extent permitted by the Nevada Corporation Law and any other applicable law as shall be from time to time in effect. Such right of indemnification shall not be deemed to be exclusive of any rights to which any such director or officer may otherwise be entitled. The provisions of this Article 12 shall be deemed to constitute a contract between the Corporation and each director and officer of the Corporation serving in such capacity at any time while this Article 12 is in effect, and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

Article 13

To the fullest extent permitted by the Nevada Corporation Law, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages.  Any repeal or modification of the foregoing provisions of this Article 13 by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

Article 14

Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the Chairman of the Board of Directors of the Corporation or the Board of Directors or a Committee of the Board of Directors which has been duly designated by the Board of Directors and the powers and authority of which, as provided in a resolution of the Board of Directors or in the Bylaws of the Corporation, include the power to call special meetings of the stockholders. Such special meetings may not be called by any other person or persons.

Article 15

Notwithstanding any other provision of these Articles of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law, these Articles of Incorporation or any designation of the Preferred Stock, the affirmative vote of at least a majority of the voting power of all of the then outstanding shares of the capital stock, voting together as a single class, shall be required to amend, alter or appeal any provision contained in these Articles of Incorporation.

EXHIBIT D

2010 STOCK INCENTIVE PLAN FOR
THE DIRECTORS, OFFICERS, EMPLOYEES AND KEY CONSULTANTS
OF
ANTE5, INC., EFFECTIVE JUNE 10, 2010, AS AMENDED

ANTE5, INC.

2010 STOCK INCENTIVE PLAN

(As adopted on June 10, 2010)

1.           Purpose.  The purpose of the 2010 Stock Incentive Plan (the “Plan”) of ante5, Inc. (the “Company”) is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives (“Incentives”) designed to attract, retain and motivate employees, certain key consultants and directors of the Company.  Incentives may consist of opportunities to purchase or receive shares of Common Stock, $.001 par value, of the Company (“Common Stock”) on terms determined under this Plan.

2.           Administration.  The Plan shall be administered by the Board of Directors or by a stock option or compensation committee (the “Committee”) of the Board of Directors of the Company.  The Committee shall consist of not less than two directors of the Company and shall be appointed from time to time by the board of directors of the Company.  Each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (including the regulations promulgated thereunder, the “1934 Act”) (a “Non-Employee Director”), and (ii) shall be an “outside director” within the meaning of Section 162(m) under the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations promulgated thereunder.  The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan.  The Committee’s decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants. If at any time there is no stock option or compensation committee, the term “Committee”, as used in the Plan, shall refer to the Board of Directors.

3.           Eligible Participants.  Officers of the Company, employees of the Company or its subsidiaries, members of the Board of Directors, and consultants or other independent contractors who provide services to the Company or its subsidiaries shall be eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate.  Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee.  Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

4.           Types of Incentives.  Incentives under the Plan may be granted in any one or a combination of the following forms:  (a) incentive stock options and non-statutory stock options (section 6); (b) stock appreciation rights (“SARs”) (section 7); (c) stock awards (section 8); (d) restricted stock (section 8); and (e) performance shares (section 9).

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 5.            Shares Subject to the Plan.

5.1.           Number of Shares.  Subject to adjustment as provided in Section 10.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 4,200,000 shares of Common Stock.  Shares of Common Stock that are issued under the Plan or are subject to outstanding Incentives will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.

5.2.           Cancellation.  To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of an SAR pursuant to Section 7.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option.  In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise.  In the event that shares of Common Stock are issued as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise.  The Committee may also determine to cancel, and agree to the cancellation of, stock options in order to make a participant eligible for the grant of a stock option at a lower price than the option to be canceled.

5.3.           Type of Common Stock.  Common Stock issued under the Plan in connection with stock options, SARs, performance shares, restricted stock or stock awards, may be authorized and unissued shares or treasury stock, as designated by the Committee.

6.           Stock Options.  A stock option is a right to purchase shares of Common Stock from the Company.  Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

6.1.           Price.  The option price per share shall be determined by the Committee, subject to adjustment under Section 10.6.

6.2.           Number.  The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in Section 10.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option.  Notwithstanding the foregoing, no person shall receive grants of Stock Options under the Plan that exceed 750,000 shares during any one fiscal year of the Company.

6.3.           Duration and Time for Exercise.  Subject to earlier termination as provided in Section 10.4, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the date of grant.  Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant.  The Committee may accelerate the exercisability of any stock option.  Subject to the foregoing and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by the Company at the time of such accrual or at any time or times thereafter during the term of the option.

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6.4.           Manner of Exercise.  A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares.  The option price shall be payable (a) in United States dollars upon exercise of the option and may be paid by cash, uncertified or certified check or bank draft; (b) at the discretion of the Committee, by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; or (c) at the discretion of the Committee, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding tax obligations, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee.  The shares of Common Stock delivered by the participant pursuant to Section 6.4(b) must have been held by the participant for a period of not less than six months prior to the exercise of the option, unless otherwise determined by the Committee.  Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a stockholder.

6.5.           Incentive Stock Options.  Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (as such term is defined in Section 422 of the Code):

(a)           The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all of the Company’s plans) shall not exceed $100,000. The determination will be made by taking incentive stock options into account in the order in which they were granted.  If such excess only applies to a portion of an Incentive Stock Option, the Committee, in its discretion, will designate which shares will be treated as shares to be acquired upon exercise of an Incentive Stock Option.

(b)           Any Incentive Stock Option certificate authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

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(c)           All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by Board of Directors or the date this Plan was approved by the stockholders.

(d)           Unless sooner exercised, all Incentive Stock Options shall expire no later than 10 years after the date of grant.

(e)           The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.

(f)            If Incentive Stock Options are granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation, (i) the option price for such Incentive Stock Options shall be not less than 110% of the Fair Market Value of the Common Stock subject to the option on the date of grant and (ii) such Incentive Stock Options shall expire no later than five years after the date of grant.

7.           Stock Appreciation Rights.  An SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 7.4.  An SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option.  Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

7.1.           Number.  Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 10.6.  In the case of an SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.

7.2.           Duration.  Subject to earlier termination as provided in Section 10.4, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the date of grant.  Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable.  The Committee may in its discretion accelerate the exercisability of any SAR.

7.3.           Exercise.  An SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise.  Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.4.

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7.4.           Payment.  Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers and directors of the Company, shall comply with all requirements of the 1934 Act), the number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

(a)           the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of an SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 10.6); by

(b)           the Fair Market Value of a share of Common Stock on the exercise date.

In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable.  No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

8.           Stock Awards and Restricted Stock.  A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company.  A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant.  The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

8.1.           Number of Shares.  The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

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8.2.           Sale Price.  The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

8.3.           Restrictions.  All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

(a)           a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

(b)           a requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment or consulting engagement during any period in which such shares are subject to restrictions;

(c)           such other conditions or restrictions as the Committee may deem advisable.

8.4.           Escrow.  In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant.  Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company.  Each such certificate shall bear a legend in substantially the following form:

The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 2010 Stock Incentive Plan of ante5, Inc. (the “Company”), and an agreement entered into between the registered owner and the Company.  A copy of the Plan and the agreement is on file in the office of the secretary of the Company.

8.5.           End of Restrictions.  Subject to Section 10.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant’s legal representative, beneficiary or heir.

8.6.           Stockholder.  Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares.  Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently.

6

9.           Performance Shares.  A performance share consists of an award which shall be paid in shares of Common Stock, as described below.  The grant of performance share shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

9.1.           Performance Objectives.  Each performance share will be subject to performance objectives for the Company or one of its operating units to be achieved by the end of a specified period.  The number of performance shares granted shall be determined by the Committee and may be subject to such terms and conditions, as the Committee shall determine.  If the performance objectives are achieved, each participant will be paid in shares of Common Stock or cash.  If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulas established in the award.

9.2.           Not Stockholder.  The grant of performance shares to a participant shall not create any rights in such participant as a stockholder of the Company, until the payment of shares of Common Stock with respect to an award.

9.3.           No Adjustments.  No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

9.4.           Expiration of Performance Share.  If any participant’s employment or consulting engagement with the Company is terminated for any reason other than normal retirement, death or disability prior to the achievement of the participant’s stated performance objectives, all the participant’s rights on the performance shares shall expire and terminate unless otherwise determined by the Committee.  In the event of termination of employment or consulting by reason of death, disability, or normal retirement, the Committee, in its own discretion may determine what portions, if any, of the performance shares should be paid to the participant.

10.           General.

10.1.         Effective Date.  The Plan will become effective upon its approval by the Company’s stockholders.  Unless approved within one year after the date of the Plan’s adoption by the board of directors, the Plan shall not be effective for any purpose.

10.2.         Duration.  The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed.  No Incentives may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the stockholders of the Company.

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10.3.         Non-transferability of Incentives.  No stock option, SAR, restricted stock or performance award may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Incentive), or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and the Company shall not be required to recognize any attempted assignment of such rights by any participant.  Notwithstanding the preceding sentence, stock options may be transferred by the holder thereof to Employee’s spouse, children, grandchildren or parents (collectively, the “Family Members”), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.  During a  participant’s lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by the preceding sentence.

10.4.         Effect of Termination or Death.  In the event that a participant ceases to be an employee of or consultant to the Company for any reason, including death or disability, any Incentives may be exercised or shall expire at such times as may be determined by the Committee.

10.5.         Additional Condition.  Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

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10.6.         Adjustment.  In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock.  In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

10.7.         Incentive Plans and Agreements.  Except in the case of stock awards or cash awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee.  The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

10.8.         Withholding.

(a)           The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld.  At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the “Election”) to have the Company withhold from the distribution shares of Common Stock having a value up to the minimum amount of withholding taxes required to be collected on the transaction.  The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”).

(b)           Each Election must be made prior to the Tax Date.  The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive.  An Election is irrevocable.

10.9.         No Continued Employment, Engagement or Right to Corporate Assets.  No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation.  Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

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10.10.       Deferral Permitted.  Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive.  Payment may be deferred at the option of the participant if provided in the Incentive.

10.11.       Amendment of the Plan.  The Board may amend or discontinue the Plan at any time.  However, no such amendment or discontinuance shall adversely change or impair, without the consent of the recipient, an Incentive previously granted. Further, no such amendment shall, without approval of the shareholders of the Company,  (a) increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (b) change or expand the types of Incentives that may be granted under the Plan, (c) change the class of persons eligible to receive Incentives under the Plan, or (d) materially increase the benefits accruing to participants under the Plan.

10.12        Sale, Merger, Exchange or Liquidation.  Unless otherwise provided in the agreement for an Incentive, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets or through a merger, exchange, reorganization or liquidation of the Company or a similar event as determined by the Committee (collectively a “transaction”), the Committee shall be authorized, in its sole discretion, to take any and all action it deems equitable under the circumstances, including but not limited to any one or more of the following:

(1)  providing that the Plan and all Incentives shall terminate and the holders of (i) all outstanding vested options shall receive, in lieu of any shares of Common Stock they would be entitled to receive under such options, such stock, securities or assets, including cash, as would have been paid to such participants if their options had been exercised and such participant had received Common Stock immediately prior to such transaction (with appropriate adjustment for the exercise price, if any), (ii) performance shares and/or SARs that entitle the participant to receive Common Stock shall receive, in lieu of any shares of Common Stock each participant was entitled to receive as of the date of the transaction pursuant to the terms of such Incentive, if any, such stock, securities or assets, including cash, as would have been paid to such participant if such Common Stock had been issued to and held by the participant immediately prior to such transaction, and (iii) any Incentive under this Agreement which does not entitle the participant to receive Common Stock shall be equitably treated as determined by the Committee.

(2)  providing that participants holding outstanding vested Common Stock based Incentives shall receive, with respect to each share of Common Stock issuable pursuant to such Incentives as of the effective date of any such transaction, at the determination of the Committee, cash, securities or other property, or any combination thereof, in an amount equal to the excess, if any, of the Fair Market Value of such Common Stock on a date within ten days prior to the effective date of such transaction over the option price or other amount owed by a participant, if any, and that such Incentives shall be cancelled, including the cancellation without consideration of all options that have an exercise price below the per share value of the consideration received by the Company in the transaction.

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(3)  providing that the Plan (or replacement plan) shall continue with respect to Incentives not cancelled or terminated as of the effective date of such transaction and provide to participants holding such Incentives the right to earn their respective Incentives on a substantially equivalent basis (taking into account the transaction and the number of shares or other equity issued by such successor entity) with respect to the equity of the entity succeeding the Company by reason of such transaction.

(4)  providing that all unvested, unearned or restricted Incentives, including but not limited to restricted stock for which restrictions have not lapsed as of the effective date of such transaction, shall be void and deemed terminated, or, in the alternative, for the acceleration or waiver of any vesting, earning or restrictions on any Incentive.

The Board may restrict the rights of participants or the applicability of this Section 10.12 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an Incentive award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

10.13.       Definition of Fair Market Value. For purposes of this Plan, the “Fair Market Value” of a share of Common Stock at a specified date shall, unless otherwise expressly provided in this Plan, be the amount which the Committee or the Board of Directors determines in good faith to be 100% of the fair market value of such a share as of the date in question; provided, however, that notwithstanding the foregoing, if such shares are listed on a U.S. securities exchange or are quoted on the Nasdaq National Market or Nasdaq Small-Cap Market (“Nasdaq”), then Fair Market Value shall be determined by reference to the last sale price of a share of Common Stock on such U.S. securities exchange or Nasdaq on the applicable date.  If such U.S. securities exchange or Nasdaq is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on such U.S. securities exchange or Nasdaq.

10.14.       Change in Control. (a) Upon a Change in Control, as defined in paragraph (b) of this Section 10.14, any stock option or restricted stock award granted to any Participant under this Plan that would have become vested upon continued employment by the Participant shall immediately vest in full and become exercisable, notwithstanding any provision to the contrary of such award, and notwithstanding the discretion of the Committee pursuant to Section 10.12.

(b) For purposes of this Section 10.14, “Change in Control” means:

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(1)  The acquisition by any person, entity or “group”, within the meaning of Section 13(d) (3) or 14(d) (2) of the Securities Exchange Act of 1934 (the “Exchange Act”) (excluding, for this purpose, (A) the Company, (B) any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company, or (C) Lyle Berman, Bradley Berman, Bradley Berman Irrevocable Trust, Julie Berman Irrevocable Trust, Jessie Lynn Berman Irrevocable Trust, Amy Berman Irrevocable Trust and Steven Lipscomb) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 33% or more of either the then outstanding shares of common stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; or

(2)  Individuals who, as of June 10, 2010, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to June 10, 2010 whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

(3)  Approval by the stockholders of the Company of (A) a reorganization, merger or consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power of the reorganized, merged or consolidated company’s then outstanding voting securities entitled to vote generally in the election of directors of the reorganized, merged or consolidated company, or (B) a liquidation or dissolution of the Company or (C) the sale of all or substantially all of the assets of the Company.

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Amendment Of 2010 Stock Incentive Plan

of

Ante5, Inc., A Delaware Corporation

The 2010 Stock Incentive Plan (the “Plan”) of Ante5, Inc., a Delaware corporation (the “Company”), is hereby amended as follows:

1.	Section 5.1 of the Plan is hereby amended and restated to provide as follows:

“Number of Shares.  Subject to adjustment as provided in Section 10.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 6,000,000 shares of Common Stock.  Shares of Common Stock that are issued under the Plan or are subject to outstanding Incentives will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.  In addition, on each anniversary of June 10, 2010 (the “Effective Date”) on or before the fifth anniversary of the Effective Date, commencing on June 10, 2011, the aggregate number of shares of the Company’s Common Stock reserved for issuance under this Plan shall be increased automatically by the lesser of: (a) a number of shares equal to five percent (5%) of the total number of remaining authorized shares on the immediately preceding December 31st; (b) 300,000 shares; or (c) such lesser number of shares as the Board of Directors, in its sole discretion, determines.  These limits on the number of shares subject to the share reserve shall be subject to adjustment under Section 10.6 of the Plan.  Notwithstanding the foregoing, no person shall receive grants of Incentives under the Plan that exceed 1,100,000 shares during any one fiscal year of the Company.”

2.	Section 6.2 of the Plan is hereby amended and restated to provide as follows:

“Number.  The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in Section 10.6.  The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option.

3.
The terms used in this Amendment have the meanings ascribed to them in the Plan unless otherwise defined in this Amendment.  The Plan remains in full force and effect without modification, except as modified by this Amendment.

IN WITNESS WHEREOF, this Amendment to the 2010 Stock Incentive Plan for Ante5, Inc., a Delaware corporation, is effective this 22nd day of February 2011.

By:
Joshua Wert, Secretary

May 18, 2011
Dear Ante5, Inc. Shareholder,

Ante5, Inc. is changing its name to Ante5 Oil & Gas, Inc.

This change reflects our recent transition into the North Dakota oil & gas business and how excited we are about this new opportunity.  We purchased our first North Dakota mineral leases in November of 2010.  Since then, we have made great progress.  A few highlights include:

13,800 Net Acres	Ante5 controls or has under contract over 13,800 net acres in the Williston Basin Bakken & Three Forks trend in North Dakota.

19 Gross Wells
As of March 31, 2011, we reported participating in 19 gross wells (representing 0.63 of a net well).  7 of our wells are producing, and the other 12 are either preparing to drill, drilling, awaiting completion or completing.  We have achieved a 100% success rate in all wells drilled.

$10 Million Financing
Earlier this month, we secured a $10 million revolving credit facility to provide working capital for our drilling & production operations.  Ante5 has no current borrowings under the facility and no other debt.

I invite you to learn more about Ante5 by visiting our new website at:

www.ante5oil.com

At our website you can watch an educational video about horizontal shale drilling, access the company’s latest financial reports, and sign up for email alerts.  As your CEO, I look forward to continuing our expansion into this exciting domestic oil resource play.

Sincerely,

Bradley Berman
Chief Executive Officer

10275 Wayzata Boulevard, Suite 310, Minnetonka, MN 55305, 952-426-1241

www.ante5oil.com